Exhibit 10.1

THIRD AMENDMENT TO
SECOND AMENDED AND RESTATED CREDIT AGREEMENT

This Third Amendment to Second Amended and Restated Credit Agreement (herein, the “Amendment”) is entered into as of October 29, 2021, by and among Envestnet, Inc., a Delaware corporation (the “Borrower”), certain Subsidiaries of the Borrower, as Guarantors, the Lenders party hereto, and Bank of Montreal, a Canadian chartered bank acting through its Chicago branch, as Administrative Agent (the “Administrative Agent”).

PRELIMINARY STATEMENTS

A.    The Borrower, the Guarantors, the Lenders and the Administrative Agent entered into a Second Amended and Restated Credit Agreement dated as of July 18, 2017, as amended (the “Credit Agreement”). All capitalized terms used herein without definition shall have the same meanings herein as such terms have in the Credit Agreement, as amended by this Amendment.

B.    The Borrower has requested that the Required Lenders make certain amendments to the Credit Agreement, and the Required Lenders are willing to do so under the terms and conditions set forth in this Amendment.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

SECTION 1.    AMENDMENTS.

Subject to the satisfaction of the conditions precedent set forth in Section 2 below, the Credit Agreement shall be and hereby is amended as follows:

1.1.    Sections 8.9(n) and (o) of the Credit Agreement shall be amended and restated to read in their entirety as follows:

(n)    investments listed on Schedule 8.9 as of October 21, 2021;

(o)    other investments, loans, and advances in addition to those otherwise permitted by this Section in an amount not to exceed $50,000,000 in the aggregate at any one time outstanding; and

1.2.    Schedule 8.9 of the Credit Agreement shall be amended and restated in the form of Schedule 8.9 attached hereto.

SECTION 2.    CONDITIONS PRECEDENT.

The effectiveness of this Amendment is subject to receipt by the Administrative Agent of this Amendment duly executed by the Borrower, the Guarantors (the Borrower and the Guarantors being referred to herein as the “Loan Parties”), and the Required Lenders.

SECTION 3.     REPRESENTATIONS.

In order to induce the Administrative Agent and the Required Lenders to execute and deliver this Amendment, each Loan Party hereby represents to the Administrative Agent and to the Lenders that as of the date hereof after giving effect to this Amendment: (a) each of the representations and warranties set forth in the Credit Agreement and in the other Loan Documents shall be and remain true and correct in all material respects (where not already qualified by materiality, otherwise in all respects), except to the extent the same expressly relate to an earlier date, in which case they shall be true and correct in all material respects (where not already qualified by materiality, otherwise in all respects) as of such earlier date, and (b) no Default or Event of Default has occurred and is continuing under the Credit Agreement.

SECTION 4.    MISCELLANEOUS.

4.1.    The Loan Parties heretofore executed and delivered to the Administrative Agent the Collateral Documents. The Loan Parties hereby acknowledge and agree that the Liens created and provided for by the Collateral Documents continue to secure, among other things, the Secured Obligations arising under the Credit Agreement as amended hereby; and the Collateral Documents and the rights and remedies of the Administrative Agent thereunder, the obligations of the Loan Parties thereunder, and the Liens created and provided for thereunder remain in full force and effect and shall not be affected, impaired or discharged hereby. Nothing herein contained shall in any manner affect or impair the priority of the liens and security interests created and provided for by the Collateral Documents as to the indebtedness which would be secured thereby prior to giving effect to this Amendment.

4.2.    Each Guarantor hereby confirms to the Administrative Agent and the Lenders that, after giving effect to this Amendment, the Guaranty set forth in Section 11 of the Credit Agreement and each other Loan Document to which it is a party continues in full force and effect and is the legal, valid and binding obligation of such Guarantor, enforceable against such Guarantor in accordance with its terms except as enforceability may be limited by applicable bankruptcy, insolvency, or similar laws affecting the enforcement of creditors’ rights generally or by equitable principles relating to enforceability.

4.3    Except as specifically amended herein, the Credit Agreement shall continue in full force and effect in accordance with its original terms. Reference to this specific Amendment need not be made in the Credit Agreement, the Notes, or any other instrument or document executed in connection therewith, or in any certificate, letter or communication issued or made pursuant to or with respect to the Credit Agreement, any reference in any of such items to the Credit Agreement being sufficient to refer to the Credit Agreement as amended hereby.

4.4    The Borrower agrees to pay on demand all reasonable and documented costs and expenses of or incurred by the Administrative Agent in connection with the negotiation, preparation, execution and delivery of this Amendment, including the reasonable and documented fees and expenses of counsel for the Administrative Agent.

4.5.    This Amendment may be executed in any number of counterparts, and by the different parties on different counterpart signature pages, all of which taken together shall constitute one and the same agreement. Any of the parties hereto may execute this Amendment by signing any such counterpart and each of such counterparts shall for all purposes be deemed to be an original. Delivery of a counterpart hereof by facsimile transmission or by e‑mail transmission of an Adobe portable document format file (also known as a “PDF” file) shall be effective as delivery of a manually executed counterpart hereof.

4.6. This Amendment shall be governed by, and construed in accordance with, the internal laws of the State of Illinois.

[SIGNATURE PAGE TO FOLLOW]

This Third Amendment to Seconded Amended and Restated Credit Agreement is entered into as of the date and year first above written.

“BORROWER”

ENVESTNET, INC.

By: /s/ Peter H. D’Arrigo
Name: Peter D’Arrigo
Title: Chief Financial Officer

“GUARANTORS”

ENVESTNET PORTFOLIO SOLUTIONS, INC.

By: /s/ Peter H. D’Arrigo
Name: Peter D’Arrigo
Title: Vice President

TAMARAC INC.

By: /s/ Peter H. D’Arrigo
Name: Peter D’Arrigo
Title: Vice President

PRIMA CAPITAL HOLDING, INC.

By: /s/ Peter H. D’Arrigo
Name: Peter D’Arrigo
Title: Vice President

PMC INTERNATIONAL, INC.

By: /s/ Peter H. D’Arrigo
Name: Peter D’Arrigo
Title: Vice President

ENVESTNET ASSET MANAGEMENT, INC.

By: /s/ Peter H. D’Arrigo
Name: Peter D’Arrigo
Title: Vice President

NETASSETMANAGEMENT, INC.

By: /s/ Peter H. D’Arrigo
Name: Peter D’Arrigo
Title: Vice President

PORTFOLIO MANAGEMENT CONSULTANTS, INC.

By: /s/ Peter H. D’Arrigo
Name: Peter D’Arrigo
Title: Vice President

OLTIS SOFTWARE LLC

By: /s/ Peter H. D’Arrigo
Name: Peter D’Arrigo
Title: Vice President

ENVESTNET FINANCIAL TECHNOLOGIES, INC.

By: /s/ Peter H. D’Arrigo
Name: Peter D’Arrigo
Title: Vice President, Chief Financial Officer

ENVESTNET HOLDINGS, LLC

By: /s/ Peter H. D’Arrigo
Name: Peter D’Arrigo
Title: Chief Financial Officer

YODLEE, INC.

By: /s/ Peter H. D’Arrigo
Name: Peter D’Arrigo
Title: Vice President

FOLIO DYNAMICS HOLDINGS, INC.

By: /s/ Peter H. D’Arrigo
Name: Peter D’Arrigo
Title: Chief Financial Officer

FOLIO DYNAMICS INC.

By: /s/ Peter H. D’Arrigo
Name: Peter D’Arrigo
Title: Chief Financial Officer

M3FN, LLC

By: /s/ Peter H. D’Arrigo
Name: Peter D’Arrigo
Title: Chief Financial Officer

FDX ADVISORS INC.

By: /s/ Peter H. D’Arrigo
Name: Peter D’Arrigo
Title: Chief Financial Officer

MONEYGUIDE, INC.

By: /s/ Peter H. D’Arrigo
Name: Peter D’Arrigo
Title: Chief Financial Officer

ENVESTNET RETIREMENT SOLUTIONS, LLC

By: /s/ Peter H. D’Arrigo
Name: Peter D’Arrigo
Title: Chief Financial Officer

QRG CAPITAL MANAGEMENT, INC.

By: /s/ Peter H. D’Arrigo
Name: Peter D’Arrigo
Title: Chief Financial Officer

Accepted and agreed to.

“ADMINISTRATIVE AGENT”

BANK OF MONTREAL

By: /s/ Nicholas Buckingham
Name: Nicholas Buckingham
Title: Director

“LENDERS”

BMO HARRIS BANK N.A.

By: /s/ Nicholas Buckingham
Name: Nicholas Buckingham
Title: Director

CITIZENS BANK, N.A.

By: /s/ Lawrence E. Ridgway
Name: Lawrence E. Ridgway
Title: Senior Vice President

KEYBANK NATIONAL ASSOCIATION

By: /s/ Scott Klingbeil
Name: Scott Klingbeil
Title: Vice President

SILICON VALLEY BANK

By: /s/ John Lapides
Name: John Lapides
Title: Vice President

MUFG UNION BANK, N.A.

By: /s/ Joseph Siri
Name: Joseph Siri
Title: Vice President

ASSOCIATED BANK, N.A.

By: /s/ Deann Malcore
Name: Deann Malcore
Title: Assistant Vice President

BANK OF THE WEST

By: /s/ Scott Marshall
Name: Scott Marshall
Title: Director

FIFTH THIRD BANK

By: /s/ Daniel Johnston
Name: Daniel Johnston
Title: Vice President

RAYMOND JAMES BANK, N.A.

By: /s/ Daniel Gendron
Name: Daniel Gendron
Title: Senior Vice President

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH

By: /s/ William O'Daly
Name: William O'Daly
Title: Authorized Signatory

By: /s/ Michael Dieffenbacher
Name: Michael Dieffenbacher
Title: Authorized Signatory

FIRST BANK

By: /s/ Phillip M. Lykens
Name: Phillip M. Lykens
Title: Senior Vice President

STIFEL BANK & TRUST

By: /s/ Austin Otwell
Name: Austin Otwell
Title: AVP

BANK OF AMERICA, N.A.

By: /s/ A. Quinn Richardson
Name: A. Quinn Richardson
Title: Senior Vice President